Securities Act File No. 333-____

As filed on May 23, 2005	Investment Company Act No. 811-08085

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(973) 367-7521

(Area Code and Telephone Number)

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esquire
Assistant Secretary, Strategic Partners Mutual Funds, Inc.

Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Margery K. Neale, Esquire

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Approximate Date of Proposed Public Offering:  As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered:  Shares of common stock, par value $0.001 per share of the Strategic Partners Equity Income Fund of Strategic Partners Mutual Funds, Inc.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on June 23, 2005, pursuant to Rule 488 under the Securities Act of 1933, as amended.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS CAPITAL INCOME FUND

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

June 27, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of the Strategic Partners Capital Income Fund (the Capital Income Fund) would be acquired by the Strategic Partners Equity Income Fund (the Equity Income Fund and together with the Capital Income Fund, the Funds). The proposed acquisition is referred to as the Transaction. The Funds are each a series of Strategic Partners Mutual Funds, Inc. (the Company), a Maryland corporation. A shareholder meeting for the Capital Income Fund is scheduled for Wednesday, September 21, 2005 at 11:00 a.m. Eastern time. Only shareholders of the Capital Income Fund will vote on the acquisition of the Capital Income Fund's assets by the Equity Income Fund.

This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of the Company has reviewed the proposal and recommended that it be presented to shareholders of the Capital Income Fund for their consideration. Although the Directors have determined that the proposal is in the best interests of Capital Income Fund shareholders, the final decision is up to you.

If approved, the proposed transaction would give you the opportunity to participate in a larger fund with similar investment policies. Combining the Capital Income Fund into the Equity Income Fund will allow you to enjoy a larger asset base over which expenses may be spread. In addition, Capital Income Fund shareholders are expected to realize a reduction in the net annual operating expenses borne by shareholders. The accompanying proxy statement and prospectus include a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help the Company avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Votes must be received by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your number from your proxy card. Follow the instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the meeting.

•  By Telephone.  If your Fund shares are held in your own name, call 1-800-690-6903 toll-free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed reorganization (which is expected to occur shortly after the shareholder meeting), future purchases will automatically be made in shares of the Equity Income Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-877-288-7314 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS CAPITAL INCOME FUND

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Capital Income Fund (the Capital Income Fund), a series of Strategic Partners Mutual Funds, Inc. (the Company), a Maryland corporation will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Wednesday, September 21, 2005, at 11:00 a.m. Eastern time, for the following purposes:

1.  For shareholders of the Capital Income Fund to approve or disapprove a Plan of Reorganization under which the Capital Income Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Strategic Partners Equity Income Fund (the "Equity Income Fund"), which also is a series of the Company. In connection with this proposed transfer, each whole and fractional share of each class of the Capital Income Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of the Equity Income Fund and outstanding shares of the Capital Income Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of Strategic Partners Mutual Funds, Inc., on behalf of the Capital Income Fund, has fixed the close of business on June 24, 2005 as the record date for the determination of the shareholders of the Capital Income Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
Assistant Secretary

Dated: June 27, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors recommends that you vote "FOR" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1.	XYZ Corporation	John Smith, President

2.	XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

2.	Jones Family Trust	Charles Jones, Trustee

3.	Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA

New Jersey

STRATEGIC PARTNERS CAPITAL INCOME FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT

and

STRATEGIC PARTNERS EQUITY INCOME FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Dated June 27, 2005

Acquisition of the Assets of the Strategic Partners Capital Income Fund

By and in exchange for shares of the Strategic Partners Equity Income Fund

This combined Proxy Statement and Prospectus (Proxy Statement) is being furnished to the shareholders of the Strategic Partners Capital Income Fund (the Capital Income Fund), a series of Strategic Partners Mutual Funds, Inc. (the Company), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders of the Capital Income Fund and at any adjournments thereof (the Meeting).

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 on Wednesday, September 21, 2005 at 11:00 a.m. Eastern time. This Proxy Statement will first be sent to shareholders on or about June 30, 2005.

The purpose of the Meeting is for shareholders of Capital Income Fund to vote on a Plan of Reorganization (the Plan) under which Capital Income Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners Equity Income Fund, which is also a series of the Company (Equity Income Fund and, together with Capital Income Fund, the Funds), in exchange for shares of Equity Income Fund, which will be distributed to shareholders of Capital Income Fund, and the subsequent cancellation of shares of Capital Income Fund. If the transaction is approved, each whole and fractional share of each class of Capital Income Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Equity Income Fund as soon as practicable following the Meeting and the Capital Income Fund will be liquidated and the Equity Income Fund will be the surviving fund.

The investment objective of the Capital Income Fund is to seek growth of capital and current income, while the investment objective of the Equity Income Fund is long-term capital growth and income. Each Fund invests primarily in equity securities. If the shareholders of Capital Income Fund approve the transaction, the shareholders of Capital Income Fund will become shareholders of Equity Income Fund.

This Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Equity Income Fund that you should know before voting. You should retain it for future reference. Additional information about the Equity Income Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:

•  The Prospectus for the Funds dated March 1, 2005, which is enclosed and incorporated by reference into this Proxy Statement.

•  A Statement of Additional Information (SAI) relating to this Proxy Statement dated March 1, 2005, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

•  The SAI relating to this Proxy Statement date June 27, 2005, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

You may request a free copy of the SAI relating to this Proxy Statement or other documents relating to the Company without charge by calling 1-800-225-1852 or by writing to the Company at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement, including the Plan. You should read the more complete information in the rest of this Proxy Statement, including the Plan (attached as Exhibit A) and the Prospectus for the Funds (enclosed as Exhibit B) and the SAI relating to this Proxy Statement. This summary is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Capital Income Fund and the Equity Income Fund into a single mutual fund. If shareholders of the Capital Income Fund vote to approve the Plan, the assets of the Capital Income Fund will be transferred to, and all of its liabilities will be assumed by, the Equity Income Fund in exchange for an equal value of shares of the Equity Income Fund. Shareholders of the Capital Income Fund will have their shares exchanged for shares of the Equity Income Fund of equal dollar value based upon the value of the shares at the time the Capital Income Fund's assets are transferred to the Equity Income Fund. After the transfer of assets and exchange of shares have been completed, the Capital Income Fund will be liquidated and dissolved. The proposed reorganization is referred to in this Proxy Statement as the Transaction. As a result of the Transaction, you will cease to be a shareholder of the Capital Income Fund and will become a shareholder of the Equity Income Fund.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Directors of the Company has determined that the Transaction is in the best interests of the shareholders of the Capital Income Fund and the Equity Income Fund, and has also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.

The Board of Directors of the Company, on behalf of the Capital Income Fund and the Equity Income Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Capital Income Fund at the close of business on June 24, 2005 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Capital Income Fund. To approve the Transaction for the reorganization of the Capital Income Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Capital Income Fund outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please vote your shares as soon as you receive this Proxy Statement. You may vote by completing and signing the enclosed ballot (the proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objective and Strategies of the Funds

This section describes the investment policies of the Capital Income Fund and the Equity Income Fund and the differences between them. For a complete description of the investment policies and risks of the Equity Income Fund, you should read the Prospectus for the Funds that is enclosed with this Proxy Statement.

The investment objectives of the Funds are similar, but are not identical. Capital Income Fund seeks growth of capital and current income. However, the investment objective of the Equity Income Fund is to seek long-term capital growth and income.

The investment objectives for both Funds are non-fundamental policies and can be changed without shareholder approval.

The Capital Income Fund and the Equity Income Fund invest primarily in common stock. Each of the Funds pursues its investment objective through various investment strategies that are employed by the Fund's subadviser (Subadviser).

The Capital Income Fund seeks growth of capital and current income at by investing at least 80% of its net assets in common stocks with 50% in common stocks of well-established companies paying above-average dividends. The Fund typically employs a "value" approach in selecting investments and seeks to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth.

The Equity Income Fund seeks long-term capital growth and income by investing in common stocks (and securities convertible into common stocks of U.S. companies) that the Subadviser believes to be selling at reasonable valuations in relation to their fundamental business prospects. The Subadviser believes that over time, such stock prices will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

In selecting investments the Subadviser of the Capital Income Fund generally looks for companies with the following characteristics: low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm; companies that may benefit from restructuring activity; a sound balance sheet and other positive financial characteristics; and/or low stock price relative to a company's underlying asset values.

Similarly the Subadviser of the Equity Income Fund uses its own earnings estimates and financial models for each company followed to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company's intrinsic economic value, the Subadviser takes in to account any factors it believes bears on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value.

Other Non-Fundamental Investment Policies of the Funds

As noted above, each of the Funds invests primarily in common stocks. Under certain circumstances, each Fund may invest a portion of its assets in other types of investments or employ alternative investment strategies. As described more fully below, each Fund may have limitations on the extent to which it may pursue these types of investments.

The Capital Income Fund may invest at least 80% of its net assets in common stocks with 50% in common stocks of well-established companies paying above average dividends. The Fund typically employs a "value" approach in selecting investments and seeks to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. Up to 50% of the Fund's assets may be invested equity securities that do not pay regular dividends. In addition, the Fund normally will have some portion of its assets invested in debt securities or convertible bonds. In order to minimize its risk in investing in debt securities the Fund will invest no more than 15% of its assets in junk bonds. The fund may invest up to 25% of its total assets in foreign securities, including securities of issuers in developing countries. These foreign investments may increase the overall risks of the Fund. The Fund may also invest up to 10% of its net assets in futures and options.

The Equity Income Fund seeks long-term capital growth and income by investing in common stocks (and securities convertible into common stocks) that the Subadviser believes to be selling at reasonable valuations in relation to their fundamental business prospects. The Fund, in addition to investing in common stocks and convertible securities, may write covered call options with respect to securities with an aggregate market value of up 10% of the Fund's net assets. The Fund may also purchase and sell forward and future contracts and related options for hedging purposes. The Fund may also invest up to 10% of its net assets in foreign securities, and in invest in straight bonds and other debt securities.

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, each Fund may invest all or substantially all of its assets temporarily in a defensive manner. When investing in this manner, the Capital Income Fund may invest up to 100% of its assets high quality corporate bonds or notes or government securities or held in cash. When investing in a defensive manner, the Equity Income Fund may invest in high quality, short-term, fixed-income securities . While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Fundamental Investment Restrictions of the Funds

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. A non-fundamental investment policy, however, may be changed without shareholder approval. Each Fund has adopted identical fundamental investment restrictions, which limit a Fund's ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing 25% or more of the value of the Fund's assets in securities of issuers having their principal business activities in the same industry.

In addition, each Fund has adopted a fundamental investment restriction to diversify its investments. Accordingly, the Capital Income Fund and the Equity Income Fund are "diversified funds" under the Investment Company Act of 1940 (the Investment Company Act). This means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the Fund will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of any single issuer's outstanding voting securities. Accordingly, a Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act and the rules and regulations promulgated thereunder.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that either of the Funds will meet its investment objective. As with any mutual fund investing primarily in equity securities, the value of the securities held by a Fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines may be substantial. In addition, there are certain risks that are associated with the particular investment strategies employed by each Fund.

Debt Securities. The Funds' investments in the debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Subadvisers will limit the Funds' debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities (junk bonds).

Foreign Investments. The Funds' investments in foreign securities are subject to the special risk of losing value because of declining foreign currencies or adverse political or economic events overseas.

For more information about the risks associated with the Funds' investment strategies, see the Funds' Prospectus, and for a more detailed discussion of the Funds' investments, see the Funds' SAI, both of which are incorporated by reference into this Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and that are determined, pursuant to the Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Management of the Company and the Funds

American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each an Investment Manager and together the Investment Managers) pursuant to an investment management agreement with the Company on behalf of each Fund (the Management Agreement). Under the Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the Company. Pursuant to the Management Agreement, the Investment Managers jointly administer each Fund's business affairs and supervise each Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate a Fund's assets among subadvisers including (to the extent legally permissible) affiliated sub-advisors, consistent with a Fund's investment objectives.

The Company has obtained an exemption from the SEC that permits an Investment Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadvisor change would be subject to approval by the Board of Directors of the Company. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Company) is intended to facilitate the efficient supervision and management of the subadvisors by the Investment Managers and the Directors of the Company.

With respect to the Funds, the Investment Managers currently engage the following Subadvisers to manage the investments of the Funds in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Investment Managers. Each Subadviser is responsible, subject to the supervision and control of the Investment Managers, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the Subadviser for the Capital Income Fund. T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late

Thomas Rowe Price, Jr. As of December 31, 2004, T. Rowe Price and its affiliates managed approximately $235 billion for approximately eight million individual and institutional accounts.

The Capital Income Fund is managed by Stephen W. Boesel, John D. Linehan and Brian C. Rogers, who share day-to-day responsibility for managing the Fund and in developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining T. Rowe Price in 1973. Mr. Linehan joined T. Rowe Price in 1998 as an analyst and has been managing investments since 1999. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

Alliance Capital Management L.P. (AllianceBernstein) serves as the Subadviser for Equity Income Fund. AllianceBernstein is a leading global investment management firm, with approximately $539 billion assets under management at December 31, 2004. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. Frank Caruso has been primarily responsible for the management of the Equity Income Fund since AllianceBernstein became the Fund's Subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

Subsequent to the consummation of the Transaction, AllianceBernstein will serve as the Subadviser for the Equity Income Fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
Stephen W. Boesel	3	$7,940,876,097	0	N/A	6	$96,892,815

John D. Linehan	2	$3,028,550,003	3	$392,228,212	8	$800,725,009

Brian C. Rogers	13	$26,967,914,722	0	N/A	17	$1,390,486,882

Frank Caruso	6	$14,250,000,000	0	N/A	13	$2,788,000,000

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Capital Income Fund	T. Rowe Price:

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, the portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Capital Income Fund (continued)	Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Potential Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" below, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rate allocation may not always adequately accommodate

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Capital Income Fund (concluded)	all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Equity Income Fund	AllianceBernstein:

Compensation

AllianceBernstein's compensation program for investment professionals(1) is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under AllianceBernstein's Profit Sharing/401(k) Plan. AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards (including restricted stock units), for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein's clients and mutual fund shareholders. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein's leadership criteria.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Equity Income Fund (continued)	Potential Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics

AllianceBernstein has policies to avoid conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities also owned by, or bought or sold for clients. AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients

The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities

In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As referenced above, AllianceBernstein has procedures designed to ensure that information relevant

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Equity Income Fund (concluded)	to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

1 Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Ownership of Fund Securities

None of the portfolio managers own securities issued by the Funds.

Pursuant to the Management Agreement, ASISI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of a Fund's shares. ASISI pays each Subadviser a portion of such fee for the performance of the subadvisory services at no additional cost to a Fund.

Under the Management Agreement with the Capital Income Fund, the Fund is obligated to pay ASISI an annual investment management fee equal to 0.75% of its average daily net assets to $500 million, 0.70% on next $500 million and 0.65% on average daily net assets over $1 billion. Under the Management Agreement with the Equity Income Fund, the Fund is obligated to pay ASISI an annual investment management fee equal to 1.00% of its average daily net assets to $500 million, 0.80% on next $500 million and 0.75% on average daily net assets over $1 billion. The fees are subject to a waiver of 0.20% at all levels. Consequently, the shareholders of the Capital Income Fund will pay investment management fees at a slightly higher rate as a result of the Transaction. However, such shareholders will pay lower net annual operating expenses as a result of the Transaction and will not bear any of the costs of the Transaction since PI is paying such expenses. During the fiscal year ended October 31, 2004, the Capital Income Fund paid approximately $1,312,000 in investment management fees to ASISI and the Equity Income Fund paid approximately $2,566,000 (before waiver of 0.20%) in investment management fees to ASISI. The Investment Managers have agreed to reimburse and/or waive fees for each Fund until at least March 1, 2006 so that the operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, of Capital Income Fund and Equity Income Fund do not exceed 1.17% and 1.15%, respectively, of each Fund's average net assets.

ASISI pays each Subadviser a portion of the investment management fee that ASISI receives from each Fund. ASISI pays such subadvisory fees without any additional expense to a Fund. The Funds have comparable sub-advisory fee arrangements. With respect to the Capital Income Fund, ASISI pays T. Rowe Price an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets; 0.375% on the next $250 million of the Fund's average daily net assets; and 0.35% of the Fund's average daily net assets over $500 million of the average daily net assets of the Fund.

With respect to the Equity Income Fund, ASISI pays AllianceBernstein at an annual rate equal to the following percentages of the combined average daily net assets of the Fund and the other series of the Company that is managed by AllianceBernstein and identified by AllianceBernstein and ASISI as being similar to the Fund: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion of the combined net assets over $1 billion but not in excess of $1.5 billion; plus. 20% of the portion in excess of $1.5 billion.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (collectively, the Distributor) jointly serve as the principal underwriter and distributor for each Fund. The Company adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each Class of shares to compensate the Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plans for each share Class, the Fund pays the Distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30%* of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

*  Each Fund is currently limiting the rate of Class A shares to 0.25% of each Fund's average daily net assets attributable to Class A shares.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

The Distributor uses distribution and service fees received under the 12b-1 Plans to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares, which are additional shares granted to investors who invest in Class X shares.

Valuation

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100). A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by a Fund as of the close of the security's primary market. Fair Value Pricing Procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short term traders.

Portfolio Holdings

In addition to the disclosure contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also described in the Fund's SAI and on the Fund's website at www.strategicpartners.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

The Funds' portfolio holdings are made public, as required by law, in the Funds' annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Funds' portfolio holdings as of fiscal quarter end are reported to the SEC and posted to each Fund's website within 60 days after the end of each Fund's first and third fiscal quarters. In addition, each Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund's website within 15 days after the end of each month. These postings can be located at www.strategicpartners.com and are available for at least six months from the date of their posting.

When authorized by the Trust's Chief Compliance Officer and another Officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2. The request shall be forwarded to PI's Product Development Group and to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an Officer of the Trust must be executed with the recipient of the fund holdings information.

4. An Officer of the Trust shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day. When a Fund has more than one Adviser, each Adviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Adviser has responsibility;

•  Full holdings to each Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In connection with the ongoing arrangements to make available information about each Fund's portfolio holdings, a Fund may require the party receiving such information to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or by an affiliated person of the Manager.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over each Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversly affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before each fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy. The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO of each Fund has defined frequent trading as one or more roundtrip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into such Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in such Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount. If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted. The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive are turn of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial advisor or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge of generally 5.5% of the offering price that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X, and New Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, Class X and New Class X shares are no longer offered for direct purchase.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charge as may be set by the Board from time to time. Refer to the Funds' Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of the other Fund and other funds of the Company at NAV per share at the time of exchange. Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term market fluctuations in the market – also known as "market timing" – may make it very difficult to manage the Funds' investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Funds' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI and ASISI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Funds' procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

Share Class Designations

Please note that in 2004 the Company renamed Class A and Class B shares as Class L and Class M, respectively, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of the Company designated as "Class A" or "Class B" at the time of purchase, the Company now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share Class when reviewing these materials.

In addition, the Company's charter permits it to issue both "Class X" shares and "New Class X" shares. The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, the Company sometimes provides combined expense, capitalization, financial and other information for "New Class X" and "Class X", and refers to all such shares as "Class X". The principal difference between the two classes is that outstanding Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately eight years after purchase, while outstanding New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares of either Fund referred to as "Class X", your conversion rights are determined by the date you purchased your shares. Please note that the Class X and New Class X shares issued as part of the transaction will have different conversion rights.

Fees and Expenses

The following table describes the fees and expenses that shareholders may pay if they hold shares of the Capital Income Fund or the Equity Income Fund, as well as the projected fees and expenses of the Equity Income Fund after giving effect to the Transaction. The holding period for shares held by investors in Capital Income Fund will be counted in computing the holding period of shares subsequently held in Equity Income Fund for purposes of determining any applicable CDSCs.

Class A Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class A	Equity Income Fund Class A	Pro Forma Equity Income Fund After Transaction Class A
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price	None[1]	None[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class A	Equity Income Fund Class A	Pro Forma Equity Income Fund After Transaction Class A
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	0.30%*	0.30%*	0.30%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	1.64%	1.83%	1.82%
Fee waiver and/or expense reimbursement	(0.47)%	(0.68)%	(0.67)%
Net annual fund operating expense	1.17%	1.15%	1.15%

Class B Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class B	Equity Income Fund Class B	Pro Forma Equity Income Fund After Transaction Class B
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price	5.00%[3]	5.00%[3]	5.00%[3]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class B	Equity Income Fund Class B	Pro Forma Equity Income Fund After Transaction Class B
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	2.34%	2.53%	2.52%
Fee waiver and/or expense reimbursement	(1.17)%	(1.38)%	(1.37)%
Net annual fund operating expense	1.17%	1.15%	1.15%

Class C Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class C	Equity Income Fund Class C	Pro Forma Equity Income Fund After Transaction Class C
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price	1.00%[3]	1.00%[3]	1.00%[3]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class C	Equity Income Fund Class C	Pro Forma Equity Income Fund After Transaction Class C
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	2.34%	2.53%	2.52%
Fee waiver and/or expense reimbursement	(1.17)%	(1.38)%	(1.37)%
Net annual fund operating expense	1.17%	1.15%	1.15%

Class L Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class L	Equity Income Fund Class L	Pro Forma Equity Income Fund After Transaction Class L
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price	None[1]	None[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class L	Equity Income Fund Class L	Pro Forma Equity Income Fund After Transaction Class L
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	1.84%	2.03%	2.02%
Fee waiver and/or expense reimbursement	(0.67)%	(0.88)%	(0.87)%
Net annual fund operating expense	1.17%	1.15%	1.15%

Class M Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class M	Equity Income Fund Class M	Pro Forma Equity Income Fund After Transaction Class M
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class M	Equity Income Fund Class M	Pro Forma Equity Income Fund After Transaction Class M
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	2.34%	2.53%	2.52%
Fee waiver and/or expense reimbursement	(1.17)%	(1.38)%	(1.37)%
Net annual fund operating expense	1.17%	1.15%	1.15%

Class X Shares (as of October 31, 2004)

Shareholder Fees (fees paid directly from your investment)

	Capital Income Fund Class X	Equity Income Fund Class X	Pro Forma Equity Income Fund After Transaction Class X
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Capital Income Fund Class X	Equity Income Fund Class X	Pro Forma Equity Income Fund After Transaction Class X
Management Fees[4]	0.75%	1.00%	1.00%
Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.59%	0.53%	0.52%
Total annual fund operating expenses	2.34%	2.53%	2.52%
Fee waiver and/or expense reimbursement	(1.17)%	(1.38)%	(1.37)%
Net annual fund operating expense	1.17%	1.15%	1.15%

*  The Distributor of the Fund is currently limiting the rate of Class A shares to 0.25% of each Funds average daily net assets attributable to Class A shares.

1  Under certain circumstances, purchases of Class A shares and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A CDSC and the Class L CDSC, see the Prospectus under "How to Buy Shares."

2  A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."

3  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of Class M shares and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M shares and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a 1% CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, M, X and C CDSC, see the Prospectus under "How to Buy Shares."

4  The Capital Income Fund's and the Equity Income Fund's Investment Managers have agreed to reimburse and/or waive fees until at least March 1, 2006 so that operating expenses, exclusive of taxes, interest, brokerage commisions, distribution fees and extraordinary expenses do not exceed 1.17% and 1.15%, respectively.

Expense Examples (as of October 31, 2004)

These examples are intended to help you compare the cost of investing in each Fund before the transaction with the cost of investing in the Equity Income Fund after the Transaction. They assume that you invest $10,000, that you receive a 5% return each year, and that the Funds' total operating expenses remain the same.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions assuming that you redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$708	$1,039	$1,393	$2,387
Equity Income Fund	726	1,094	1,486	2,580
Equity Income Fund (Pro forma projected after the Transaction)	725	1,091	1,481	2,570

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$737	$1,030	$1,350	$2,499
Equity Income Fund	756	1,088	1,445	2,691
Equity Income Fund (Pro forma projected after the Transaction)	755	1,085	1,440	2,681

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$337	$730	$1,250	$2,676
Equity Income Fund	356	788	1,345	2,866
Equity Income Fund (Pro forma projected after the Transaction)	355	785	1,340	2,856

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$751	$1,120	$1,513	$2,609
Equity Income Fund	769	1,175	1,605	2,798
Equity Income Fund (Pro forma projected after the Transaction)	768	1,172	1,600	2,788

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$837	$1,130	$1,450	$2,499
Equity Income Fund	856	1,188	1,545	2,691
Equity Income Fund (Pro forma projected after the Transaction)	855	1,185	1,540	2,681

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$837	$1,130	$1,550	$2,676
Equity Income Fund	856	1,188	1,645	2,866
Equity Income Fund (Pro forma projected after the Transaction)	855	1,185	1,640	2,856

No Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you do not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$708	$1,039	$1,393	$2,387
Equity Income Fund	726	1,094	1,486	2,580
Equity Income Fund (Pro forma projected after the Transaction)	725	1,091	1,481	2,570

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$237	$730	$1,250	$2,499
Equity Income Fund	256	788	1,345	2,691
Equity Income Fund (Pro forma projected after the Transaction)	255	785	1,340	2,681

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$237	$730	$1,250	$2,676
Equity Income Fund	256	788	1,345	2,866
Equity Income Fund (Pro forma projected after the Transaction)	255	785	1,340	2,856

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$751	$1,120	$1,513	$2,609
Equity Income Fund	769	1,175	1,605	2,798
Equity Income Fund (Pro forma projected after the Transaction)	768	1,172	1,600	2,788

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$237	$730	$1,250	$2,499
Equity Income Fund	256	788	1,345	2,691
Equity Income Fund (Pro forma projected after the Transaction)	255	785	1,340	2,681

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Capital Income Fund	$237	$730	$1,250	$2,676
Equity Income Fund	256	788	1,345	2,866
Equity Income Fund (Pro forma projected after the Transaction)	255	785	1,340	2,856

The above expense examples are based on gross expense ratios. Should the voluntary fee waivers and expense reimbursements that currently apply to each Fund continue, the expenses shown would be lower.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance

The bar charts show the performance of the Class L shares of Equity Income Fund and Capital Income Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each Class of each Fund for 2004 and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class L shares of each Fund for 2004 and since inception.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Equity Income Fund

BEST QUARTER: 17.73% (2nd quarter 2003) WORST QUARTER: –18.67% (3rd quarter of 2002)

Average Annual Total Returns for periods ended 12/31/04

	ONE YEAR	FIVE YEARS	SINCE INCEPTION**
Class L
Return Before Taxes	4.18%	1.76%	5.16%
Return After Taxes on Distributions	3.94%	1.35%	4.82%
Return After Taxes on Distributions and Sale of Fund Shares	2.71%	1.31%	4.30%
Class M
Return Before Taxes	3.92%	1.94%	5.45%
Class C
Return Before Taxes	7.72%	2.09%	5.39%
Class X
Return Before Taxes	3.94%	1.76%	5.33%
Index
S&P 500 Index	10.87%	(2.30)%	4.77%
Lipper Large-Cap Value Funds Average	7.79%	(3.45)%	5.21%

After-tax returns are shown for Class L shares only. Returns are not shown for Class A shares or Class B shares, because these share classes have not been in existence for a full calendar year. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Capital Income Fund

BEST QUARTER:  12.89% (4th quarter 1998) WORST QUARTER: –15.98% (3rd quarter of 2002)

Average Annual Total Returns for periods ended 12/31/04

	ONE YEAR	FIVE YEARS	SINCE INCEPTION**
Class L
Return Before Taxes	1.08%	(0.86)%	4.29%
Return After Taxes on Distributions	1.08%	(1.22)%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	0.70%	(0.95)%	3.42%
Class M
Return Before Taxes	0.68%	(0.72)%	4.52%
Class C
Return Before Taxes	4.66%	(0.32)%	4.52%
Class X
Return Before Taxes	0.69%	(0.91)%	4.41%
Index
S&P 500 Index	10.87%	(2.30)%	4.83%
Lipper Equity Income Funds Average	12.81%	4.17%	5.90%

After-tax returns are shown for Class L shares only. Returns are not shown for Class A shares or Class B shares, because these share classes have not been in existence for a full calendar year. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

REASONS FOR THE TRANSACTION

The Directors, including all of the Directors who are not "interested persons" of the Company (the Independent Directors), have unanimously determined that the Transaction would be in the best interests of the shareholders of the Capital Income Fund and the Equity Income Fund and that the interests of the shareholders of Capital Income Fund and the Equity Income Fund would not be diluted as a result of the Transaction.

At a meeting held on March 2, 2005, the Investment Managers recommended the Transaction to the Board. The Investment Managers advised the Board that, as of November 30, 2004, the Capital Income Fund had attracted net assets of approximately $153.8 million, while the Equity Income Fund had assets of approximately $237 million at that date. In addition, the Investment Managers advised the Board that the Capital Income Fund had higher total net cost structures and higher net expense ratios as compared to the Equity Income Fund. Accordingly, by merging the Funds, the Capital Income Fund's shareholders would enjoy a greater asset base over which fund expenses may be spread. The Board considered the Investment Managers' advice that if the merger is approved, shareholders of the Capital Income Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. The reasons for the Transaction include lowering net expenses, creating a larger asset base, and allowing shareholders to participate in its stronger performance of the surviving Fund. In recommending the Transaction, the Investment Managers advised the Board that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles, however, the management fee of the Equity Income Fund is higher than that of Capital Income Fund and therefore shareholders of Capital Income Fund would pay investment management fees at a slightly higher rate as a result of the Transaction. However, shareholders of Capital Income Fund will pay lower net annual expenses as a result of the Transaction and will not bear any of the costs of the Transaction since PI is paying all such expenses. The Board was also advised that the Equity Income Fund had experienced better investment performance than the Capital Income Fund.

The Board, including a majority of the Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the Capital Income Fund or the Equity Income Fund from the Transaction and that for the following reasons, the Transaction is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives, policies and restrictions;

•  Shareholders would realize a lower net annual operating expenses as a result of the proposed Transaction;

•  The Capital Income Fund is significantly smaller than the Equity Income Fund;

•  The Capital Income Fund has not in the past and is not expected in the future to achieve satisfactory asset growth, whereas Equity Income Fund has been achieving satisfactory asset growth; and

•  Shareholders of each Fund would benefit from the long-term economies of scale resulting from the Transaction.

Consequently, the Board approved the Plan and recommended that shareholders of the Capital Income Fund vote to approve the Transaction.

The Board also considered that, in the opinion of counsel, the exchange of shares pursuant to the Transaction would not result in a taxable gain or loss for U.S. federal income tax purposes for Capital Income Fund shareholders. The Board was advised that the expenses associated with the solicitation of proxies would be borne by PI.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the Plan.

If shareholders of the Capital Income Fund do not approve the Plan, the Board will consider other possible courses of action for the Capital Income Fund, including, among others, consolidation of the Capital Income Fund with one or more funds of the Company other than the Equity Income Fund or unaffiliated funds.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Capital Income Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Company on behalf of the Capital Income Fund and the Equity Income Fund, including the preparation of certain documents. The Company will determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Capital Income Fund do not approve the Plan, the Transaction will not take place and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Capital Income Fund approve the Plan, the Capital Income Fund will deliver to the Equity Income Fund substantially all of its assets and the Equity Income Fund will assume substantially all of the liabilities of the Capital Income Fund on the closing date. As a result, shareholders of the Capital Income Fund will beneficially own shares of the Equity Income Fund that, as of the date of the exchange, have a value equal to the dollar value of the assets delivered to the Equity Income Fund, less the value of any liabilities assumed by the Equity Income Fund. The stock transfer books of the Capital Income Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Capital Income Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Company may amend or waive the provisions of the Plan without further shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Capital Income Fund.

Expenses of the Transaction

Expenses resulting from the Transaction, including the estimated proxy solicitation costs of approximately $________, will be paid by PI or its affiliates. The portfolio securities of the Capital Income Fund will be transferred in-kind to the Equity Income Fund. Accordingly, the Transaction will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Transaction that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Equity Income Fund of the assets of the Capital Income Fund in exchange solely for voting shares of the Equity Income Fund and the assumption by the Equity Income Fund of the liabilities, if any, of the Capital Income Fund, followed by the distribution of the Equity Income Fund shares acquired by the Capital Income Fund pro rata to its shareholders, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Equity Income Fund and the Capital Income Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Capital Income Fund will not recognize gain or loss upon the exchange of all of their shares of the Capital Income Fund solely for shares of the Equity Income Fund, as described in this Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Capital Income Fund upon the transfer of its assets to the Equity Income Fund in exchange solely for voting shares of the Equity Income Fund and the assumption by the Equity Income Fund of the liabilities, if any, of the Capital Income Fund. In addition, no gain or loss will be recognized by the Capital Income Fund on the distribution of such shares to the shareholders of the Capital Income Fund (in liquidation of the Capital Income Fund);

4.  No gain or loss will be recognized by the Equity Income Fund upon the acquisition of the assets of the Capital Income Fund in exchange solely for shares of the Equity Income Fund and the assumption of the liabilities, if any, of the Capital Income Fund;

5.  The Equity Income Fund's tax basis for the assets acquired from the Capital Income Fund will be the same as the tax basis of these assets when held by the Capital Income Fund immediately before the transfer, and the holding period of such assets acquired by the Equity Income Fund will include the holding period of such assets when held by the Capital Income Fund;

6.  The Capital Income Fund's shareholders' tax basis for the shares of the Equity Income Fund to be received by them pursuant to the reorganization will be the same as their tax basis in the Capital Income Fund shares exchanged therefor; and

7.  The holding period of the Equity Income Fund shares to be received by the shareholders of the Capital Income Fund will include the holding period of their Capital Income Fund shares exchanged therefor, provided such Capital Income Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. If the Transaction is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the Transaction would be treated as a taxable sale of assets by the Capital Income Fund to the Equity Income Fund followed by a taxable liquidation of the Capital Income Fund and the shareholders of the Capital Income Fund would recognize taxable gains or loss equal to the difference between their adjusted tax basis in the shares of the Capital Income Fund and the shares of the Equity Income Fund received in exchange therefore. Shareholders of the Capital Income Fund should consult their tax advisers regarding the tax consequences to them of the Transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Transaction. The Capital Income Fund has capital loss carryforwards as of October 31, 2004. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in the Transaction, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply, further limiting the utilization of the capital loss carryforwards.

Characteristics of the Equity Income Fund shares

Shares of the Equity Income Fund will be distributed to shareholders of the Capital Income Fund and will have generally the same legal characteristics as the shares of the Capital Income Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability except as described in this Proxy Statement under the heading "Comparisons of important features of the Funds" and below under the heading "Change in Conversion Rights."

Change in Conversion Rights as a Result of the Transaction

If you hold Class M, Class X, (including New Class X shares) of Capital Income Fund, the shares of Equity Income Fund which you receive as part of the Transaction will have different conversion rights than the shares you hold today. Please take these matters into consideration when casting your vote.

Class M Shares. If you hold Class M Shares of Capital Income Fund, your shares automatically convert into Class L shares of Capital Income Fund approximately eight years after purchase. In contrast, the Class M Shares of Equity Income Fund which will be issued to you if the Transaction is consummated will automatically convert into Class A shares of Equity Income Fund approximately eight years after you purchased your Class M Capital Income Fund shares.

Class X Shares. If you hold Class X shares of Capital Income Fund issued prior to August 17, 1998, your shares (which are formally designated as "Class X" shares) automatically convert into Class L shares of Capital Income Fund approximately eight years after purchase. However, the Class X shares of Equity Income Fund which you will receive if the Transaction is consummated will automatically convert into Class A shares of Equity Income Fund approximately eight years after you purchased your Class X Capital Income Fund shares.

New Class X Shares. All shares of Class X of Capital Income Fund issued on or after August 17, 1998 are formally designated as "New Class X" shares, and automatically convert into Class L shares of Capital Income Fund approximately 10 years after purchase. However, the New Class X shares of Equity Income Fund which you will receive if the Transaction is consummated will convert into Class A shares of Equity Income Fund approximately 10 years after you purchased your New Class X Capital Income shares.

Capitalization of the Funds and Capitalization after the Transaction

The following table sets forth, as of October 31, 2004, the capitalization of shares of the Capital Income Fund, and the Equity Income Fund. The table also shows the projected pro forma capitalization of the Equity Income Fund shares as adjusted to give effect to the proposed Transaction.

Class A

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$2,911,509	$9,031,508	N/A	$11,943,017
Total shares outstanding	240,542	695,274	(16,407)	919,409
Net asset value per share	$12.10	$12.99	N/A	$12.99

Class B

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$390,771	$1,060,817	N/A	$1,451,588
Total shares outstanding	32,357	83,989	(1,417)	114,929
Net asset value per share	$12.08	$12.63	N/A	$12.63

Class C

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$26,559,267	$42,450,287	N/A	$69,009,554
Total shares outstanding	2,199,243	3,365,472	(93,036)	5,471,679
Net asset value per share	$12.08	$12.61	N/A	$12.61

Class L

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$26,485,975	$41,796,140	N/A	$68,282,115
Total shares outstanding	2,191,857	3,225,987	(148,186)	5,269,658
Net asset value per share	$12.08	$12.96	N/A	$12.96

Class M

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$73,296,867	$110,231,061	N/A	$183,527,928
Total shares outstanding	6,067,605	8,730,900	(264,211)	14,534,294
Net asset value per share	$12.08	$12.63	N/A	$12.63

Class X

	Capital Income Fund	Equity Income Fund	Adjustments*	Pro Forma Equity Income Fund Projected after Transaction (unaudited)
Net assets	$20,999,973	$28,450,510	N/A	$49,450,483
Total shares outstanding	1,740,258	2,256,774	(74,915)	3,922,117
Net asset value per share	$12.07	$12.61	N/A	$12.61

*  Reflects the change in shares and par value of Capital Income Fund upon conversion into Equity Income Fund.

VOTING INFORMATION

Required Vote

Shareholders of record of the Capital Income Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [ ] shares of the Capital Income Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Capital Income Fund entitled to be voted at the Meeting is required to constitute a quorum of the Capital Income Fund at the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Capital Income Fund outstanding and entitled to vote thereon, which, for purposes of this vote, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of Capital Income Fund represented at a meeting at which more than 50% of the outstanding voting shares of Capital Income Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Capital Income Fund. is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Capital Income Fund held at the close of business on the Record Date.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Capital Income Fund shares with respect to the Transaction unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, since approval of the Transaction requires the affirmative vote of a majority of the total number of shares of Capital Income Fund outstanding on the Record Date, each broker non-vote and abstention would have the effect of a vote against the Transaction or against adjournment.

Shareholders having more than one account in the Capital Income Fund generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone

•  Over the Internet

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any proposed adjournment and any unexpected matters that come before the Meeting or adjournment of the Meeting.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Company. In addition, the Company has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the Company has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund:

Fund and Share Class	Beneficial Owner Name*	Address	Percent Ownership

Capital Income Fund

Equity Income Fund

[To be provided]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and Directors of the Company, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Funds.

ADDITIONAL INFORMATION ABOUT THE COMPANY AND THE FUNDS

The Capital Income Fund and the Equity Income Fund are separate series of the Company, which is an open-end management investment company registered with the SEC under the Investment Company Act. Each Fund is, in effect, a separate mutual fund. Shareholders of the respective Funds have the same right with regard to notice of shareholder meetings and any other rights pertaining to shareholders, as provided in the Charter and By-Laws of the Company, except to the extent that (1) assets and liabilities are separately allocated among funds, which may result, among other things, in differences in the liquidation rights of different Funds; and (2) matters affecting only one fund need only be voted on by that fund. Detailed information about the Company and each Fund is contained in the Prospectus for the Funds which is enclosed with and incorporated by reference into this Proxy Statement. Additional information about the Company and each Fund is included in the Funds' SAI, dated March 1, 2005 which has been filed with the SEC and is incorporated into the SAI relating to this Proxy Statement.

A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2004 is incorporated by reference into this Proxy Statement. You may request a free copy of the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2004 by calling 1-800-225-1852 or by writing to the Company at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Company, on behalf of the Funds, files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

The validity of shares of Equity Income Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, Maryland counsel to the Company.

Independent Registered Public Accounting Firm

The audited financial statements of Capital Income Fund and Equity Income Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending October 31, 2004.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Capital Income Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Company is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Company's governing documents.

Pursuant to rules adopted by the SEC, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Company a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors intends to bring before the Meeting the matter set forth in the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A  Form of Plan of Reorganization by Strategic Partners Mutual Funds, Inc. on behalf of the Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund (attached)

B  Prospectus for the Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund of Strategic Partners Mutual Funds, Inc. dated March 1, 2005 (enclosed)

C  Strategic Partners Mutual Funds, Inc. Annual Report to Shareholders for fiscal year ended October 31, 2004 (enclosed)

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this day ___th of October, 2005 by Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, on behalf of the Strategic Partners Equity Income Fund (the "Acquiring Fund") and the Strategic Partners Capital Income Fund (the "Acquired Fund"), both series of the Company. Together, the Acquiring Fund and Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transaction contemplated thereby qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of substantially all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of Common Stock, par value $0.001 each, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company on behalf of the Acquiring Fund and the Acquired Fund:

1.  Sale and Transfer of Assets, of the Acquired Fund in exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and, Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, the Company on behalf of the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and to assume substantially all of the liabilities of the Acquired Fund. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b)  Subject to the terms and conditions of this Plan, the Company on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of each class of the Acquiring Fund determined by dividing the net asset value allocable to a share of each Class of the Acquired Fund by the net asset value allocable to a share of the corresponding class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof. The Acquiring Fund shall assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1, with each Acquired Fund shareholder receiving shares of the same class or classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve in accordance with applicable law. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Company relating to the Acquiring Fund and noting in such accounts, the names of the former Acquired Fund's shareholders, the type and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's net assets and liabilities to be transferred to the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in Company's charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of a share of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be on or about October 15, 2005, or such earlier or later date as determined by the Company's officers. The Closing shall take place at the principal office of the Company, or such other place as the parties may agree, at 5:00 P.M. Eastern time on the Closing Date. The Company on behalf of the Acquired Fund shall have provided for delivery as of the Closing (or as soon thereafter as reasonably practicable) of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, the JP Morgan Chase Bank, 4 MetroTech Center, Brooklyn, NY 11245. Also, the Company on behalf of the Acquired Fund shall produce at the Closing a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Company on behalf of the Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Company, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the Company on behalf of Acquired Fund may request.

(b)  In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset values per share of the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Company on behalf of the Acquired Fund.

The Company makes the following representations and warranties about the Acquired Fund:

(a)  The Acquired Fund is a series of the Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  The financial statements appearing in the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2004, audited by KPMG LLP, independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(d)  The Company on behalf of the Acquired Fund is not a party to or obligated under any provision of the Company's Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(g)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

5.  Representations and Warranties by the Company on behalf of the Acquiring Fund.

The Company makes the following representations and warranties about the Acquiring Fund:

(a)  The Acquiring Fund is a series of the Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the MSDAT. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  The Company on behalf of the Acquiring Fund is authorized to issue 150,000,000 Acquiring Fund shares, par value $0.001 each, each outstanding share of which is duly and validly authorized and issued, fully paid, non-assessable, fully transferable and has the voting rights set forth in the charter.

(c)  At the Closing, Acquiring Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Company's Annual Report to Shareholders for the fiscal year ended October 31, 2004, audited by KPMG LLP, independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(f)  The Company on behalf of the Acquiring Fund is not a party to or obligated under any provision of the Company's Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

6.  Representations and Warranties by the Company on behalf of the Funds.

The Company makes the following representations and warranties:

(a)  The statement of assets and liabilities to be created by the Company for each of the Funds as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding or investigation of or before any court or governmental body pending or threatened against either of the Funds to the best of each Fund's knowledge.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Company's Board of Directors, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause either of the Funds to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

(g)  The Company has the necessary corporate power and authority to conduct the business of the Funds, as such business is now being conducted.

7.  Intentions of the Company on behalf of the Funds.

(a)  Except for actions taken in contemplation of Closing, the Company intends to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

(b)  The Company intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company intends that, by the Closing, all of the Acquired Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, the Company on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund Shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of its shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transaction contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8.  Conditions Precedent to be Fulfilled by Company on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Company on behalf of the Funds shall occur prior to the Closing; and (iii) the Company shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under

Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially adversely affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  That there shall be delivered to the Company on behalf of the Funds an opinion in form and substance satisfactory to it from (i) DLA Piper Rudnick Gray Cary US LLP, Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling LLP, counsel to the Funds, with respect to certain other items in this section, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)  Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered by the Company, on behalf of the Acquiring Fund in exchange for the consideration provided in this Plan and pursuant to the terms of the resolutions authorizing their issuance, will be validly issued and fully paid and will be non-assessable;

(2)  All corporate actions required to be taken by the Company and/or Funds to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;

(3)  Neither the execution, delivery nor performance of this Plan by the Company violates any provision of the Company's Charter or Amended and Restated By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Company is a party or by which the Funds are otherwise bound; and

(4)  The Company's registration statement, of which the prospectus dated March 1, 2005 relating to each Fund (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(g)  The Company shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to the Company, substantially to the effect that, for federal income tax purposes,

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to certain matters.

(h)  That the Company's Registration Statement with respect to the Acquiring Fund shares to be delivered to the Acquired Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i)  That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

(j)  That, at the Closing, there shall be transferred to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Acquired Fund on the Closing Date.

9.  Expenses.

(a)  The Company represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investments LLC, or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by the Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither the Company, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Company's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Company nor any of its officers, directors, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of any of the Funds or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Agreement and Obligation Only of the Funds, and Enforceable Only against Assets of the Funds.

The Company acknowledges that it must look, and agrees that it shall look, soley to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Company or the Funds hereunder, and in particular that none of the assets of the Company other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

12.  Entire Plan and Amendments.

This Plan embodies the entire plan of the Company on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by the Company on behalf of a Fund in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Company on behalf of the Fund corresponding to the Fund making the assignment.

13.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 07102, Attention: Secretary.

14.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

  STRATEGIC PARTNERS MUTUAL FUNDS, INC.
  on behalf of Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund

Attest:	By: Title:

Exhibit B

PROSPECTUS DATED MARCH 1, 2005

The Prospectus for the Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund, each a series of of Strategic Partners Mutual Funds, Inc. dated March 1, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED OCTOBER 31, 2004

Strategic Partners Mutual Funds, Inc.'s Annual Report to Shareholders for the fiscal year ended on October 31, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Cover Page

2	Summary

2	The Proposal

2	Shareholder Voting

2	Comparisons of Important Features of the Funds

2	The Investment Objective and Strategies of the Funds

3	Other Non-Fundamental Investment Policies of the Funds

4	Fundamental Investment Restrictions of the Funds

4	Risks of Investing in the Funds

5	Federal Income Tax Considerations

5	Management of the Company and the Funds

10	Distribution Plan

11	Valuation

14	Purchases, Redemptions, Exchanges and Distributions

15	Fees and Expenses

19	Expense Examples

21	Performance

23	Reasons for the Transaction

25	Information About the Transaction

25	Closing of the Transaction

25	Expenses of the Transaction

25	Tax Consequences of the Transaction

26	Characteristics of the Equity Income Fund shares

27	Capitalization of the Funds and Capitalization after the Transaction

28	Voting Information

28	Required Vote

29	How to Vote

29	Solicitation of Voting Instructions

29	Principal Holders of Shares

30	Additional Information about the Company and the Funds

30	Miscellaneous

30	Legal Matters

30	Independent Registered Public Accounting Firm

30	Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

30	Shareholder Proposals

31	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization (attached)

B-1  Exhibit B – Prospectus for the Strategic Partners Capital Income Fund and the Strategic Partners Equity Income Fund dated March 1, 2004 (enclosed)

C-1  Exhibit C – Strategic Partners Mutual Funds, Inc.'s (formerly, American Skandia Advisor Funds, Inc.) Annual Report to Shareholders for fiscal year ended October 31, 2004 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Dated June 20, 2005

Acquisition of the Assets of
the Strategic Partners Capital  Income Fund,
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
the Strategic Partners Equity Income Fund,
also a series of Strategic Partners Mutual Funds, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Strategic Partners Capital  Income Fund (Capital Income Fund) for shares of the Strategic Partners Equity Income Fund (Equity Fund) (the Transaction). Capital Income Fund and Equity Fund are each a series of Strategic Partners Mutual Funds, Inc. (SPMF).  This SAI is incorporated by reference into the Proxy Statement (defined below).

This SAI consists of this Cover Page, SPMF’s Statement of Additional Information dated March 1, 2005 (which is incorporated herein by reference) and the pro forma financial statements for Capital Income Fund and Equity Fund after giving effect to the proposed Transaction.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June 27, 2005 (the Proxy Statement), relating to the Transaction.  You can request a copy of the Proxy Statement by calling 1-800-225-1852 or by writing to Strategic Partners Mutual Funds, Inc. at Gateway Center Three, 100 Mulberry Street 14th Floor, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of the Funds and SPMF, other materials incorporated by reference herein, and other information regarding the Funds and SPMF.

TABLE OF CONTENTS

S-2	Attachment to SAI

F-1	Pro Forma Financial Statements for the Transaction (unaudited)

F-2	Pro Forma Portfolio of Investments for the Transaction (unaudited)

F-5	Pro Forma Statements of Assets and Liabilities for the Transaction (unaudited)

F-7	Pro Forma Statement of Operations for the Transaction (unaudited)

F-8	Notes to Financial Statements (unaudited)

ATTACHMENT TO SAI

SPMF’s Statement of Additional Information (SAI) dated March 1, 2005, is incorporated by reference into this SAI and will be provided to all shareholders requesting this SAI.  For purposes of this EDGAR filing, the above-referenced SAI is incorporated herein by reference to the electronic filings of the Company’s SAI made on March 1, 2005 in Form N-1A under Rule 485(b).

S-2

PRO FORMA FINANCIAL STATEMENTS FOR THE TRANSACTION (UNAUDITED)

The following tables set forth the unaudited pro forma Portfolio of Investments, unaudited pro forma Statements of Assets and Liabilities and the unaudited pro forma Statement of Operations, each as of October 31, 2004 for Strategic Partners Capital Income Fund and Strategic Partners Equity Income Bond Fund, as adjusted giving effect to the Transaction.

Pro Forma Portfolio of Investments for the Transaction
October 31, 2004 (unaudited)

			Equity Income					Equity Income
			Proforma		% of		% of	Proforma	% of
	Equity Income	Capital Income	combined	Equity Income	net	Capital Income	net	combined	net
	Shares	Shares	Shares	Value ($)	assets	Value ($)	assets	Value ($)	assets
COMMON STOCK
Aerospace
General Dynamics Corp.	7,500		7,500	765,900				765,900
Northrop Grumman Corp.	33,500		33,500	1,733,625				1,733,625
United Technologies Corp.	23,500		23,500	2,181,270				2,181,270
Honeywell		83,400	83,400			2,808,912		2,808,912
Lockheed Martin Corp.		35,300	35,300			1,944,677		1,944,677
Raytheon Co.		42,800	42,800			1,561,344		1,561,344
Rockwell Collins, Inc.		39,800	39,800			1,411,706		1,411,706
				4,680,795	2%	7,726,639	5%	12,407,434	3%

Automobiles
Ford Motor Co.(a)		100,400	100,400	—	0%	1,308,212	1%	1,308,212	0%

Beverages
Coca-Cola Co.	30,000	37,100	67,100	1,219,800	1%	1,508,486	1%	2,728,286	1%

Broadcasting
Clear Channel Communications, Inc.	65,000		65,000	2,171,000				2,171,000
Westwood One, Inc.*	92,500		92,500	2,134,900				2,134,900
				4,305,900	2%	—	0%	4,305,900	1%

Building Materials
American Standard Cos., Inc.*	56,100		56,100	2,051,577	1%	—	0%	2,051,577	1%

Business Services
Fiserv, Inc.*	75,000		75,000	2,665,500	1%	—	0%	2,665,500	1%

Cable Television
Comcast Corp. (Class “A” Stock)*	115,000		115,000	3,392,500				3,392,500
Comcast Corp. (Special Class “A” Stock)*	67,500	80,600	148,100	1,960,200		2,340,624		4,300,824
				5,352,700	2%	2,340,624	2%	7,693,324	2%

Capital Markets
Franklin Resources, Inc.(a)		35,800	35,800			2,170,196		2,170,196
Mellon Financial Corp.		69,700	69,700			2,014,330		2,014,330
Schwab, (Charles) Corp.		100,500	100,500			919,575		919,575
				—	0%	5,104,101	3%	5,104,101	1%

Chemicals
Air Products & Chemicals, Inc.	40,000		40,000	2,127,200				2,127,200
DuPont, (E.I.) de Nemours & Co.	50,700	45,300	96,000	2,173,509		1,942,011		4,115,520
Dow Chemical Co.		27,100	27,100			1,217,874		1,217,874
Hercules, Inc.*(a)		104,400	104,400			1,490,832		1,490,832
				4,300,709	2%	4,650,717	3%	8,951,426	2%

Commercial Banks

Comerica, Inc.(a)		30,300	30,300			1,863,753		1,863,753
SunTrust Banks, Inc.		13,400	13,400			943,092		943,092
U.S. Bancorp(a)		110,700	110,700			3,167,127		3,167,127
				—	0%	5,973,972	4%	5,973,972	2%

Commercial Services & Supplies
Waste Management, Inc.		72,300	72,300	—	0%	2,059,104	1%	2,059,104	1%

Communication Equipment
Motorola, Inc.(a)		88,100	88,100	—	0%	1,520,606	1%	1,520,606	0%

Computer Hardware
Hewlett-Packard Co.	101,000	93,800	194,800	1,884,660	1%	1,750,308	1%	3,634,968	1%

Computer Services & Software
Microsoft Corp.	328,850	0	328,850	9,204,512	4%	—		9,204,512	2%

Conglomerates
3M Co.	13,500		13,500	1,047,195				1,047,195
Altria Group, Inc.	130,000	22,300	152,300	6,299,800		1,080,658		7,380,458
Johnson Controls, Inc.	34,200		34,200	1,961,370				1,961,370
Tyco Ingternational		61,100	61,100			1,903,265		1,903,265
				9,308,365	4%	2,983,923	2%	12,292,288	3%

Construction
D.R. Horton, Inc.	23,500		23,500	705,000	0%	—		705,000	0%

Consumer Finance
American Express Co.(a)		59,100	59,100	—	0%	3,136,437	2%	3,136,437	1%

Consumer Products & Services
Avon Products, Inc.	87,500		87,500	3,460,625				3,460,625
Loews Corp. - Carolina Group	75,000		75,000	2,029,500				2,029,500
Procter & Gamble Co.	70,000		70,000	3,582,600				3,582,600
				9,072,725	4%	—	0%	9,072,725	2%

Diversified
Unilever NV (Netherlands)(a)		22,300	22,300	—	0%	1,299,867	1%	1,299,867	0%

Electronic Components & Equipment
Emerson Electric Co.(a)	13,500		13,500	864,675				864,675
General Electric Co.	217,900	126,400	344,300	7,434,748		4,312,768		11,747,516
				8,299,423	4%	4,312,768	3%	12,612,191	3%

Energy Equipment & Services
Baker Hughes, Inc.		61,400	61,400	—	0%	2,629,762	2%	2,629,762	1%

Entertainment & Leisure
Carnival Corp.(a)	27,500		27,500	1,390,400				1,390,400
Harley-Davidson, Inc.(a)	34,800		34,800	2,003,436				2,003,436
Royal Caribbean Cruises Ltd.	13,000		13,000	605,800				605,800
Time Warner, Inc.*	227,000		227,000	3,777,280				3,777,280
Viacom, Inc. (Class “B” Stock)	250,000		250,000	9,122,500				9,122,500
				16,899,416	7%	—	0%	16,899,416	4%
Financial - Bank & Trust
Bank of America Corp.	185,000	123,400	308,400	8,286,150		5,527,086		13,813,236
Fifth Third Bancorp	25,000		25,000	1,229,750				1,229,750
North Fork Bancorp, Inc.	38,400		38,400	1,693,440				1,693,440
State Street Corp.		13,500	13,500			608,175		608,175
Wachovia Corp.	40,000		40,000	1,968,400				1,968,400
				13,177,740	6%	6,135,261	4%	19,313,001	5%
Financial Services
Citigroup, Inc.	250,000	39,800	289,800	11,092,499		1,765,926		12,858,425
Fannie Mae	30,000		30,000	2,104,500				2,104,500
Freddie Mac		31,000	31,000			2,064,600		2,064,600
J.P. Morgan Chase & Co.	235,900	141,800	377,700	9,105,740		5,473,480		14,579,220
MBNA Corp.	125,000		125,000	3,203,750				3,203,750
Merrill Lynch & Co., Inc.	80,800	29,900	110,700	4,358,352		1,612,806		5,971,158
Morgan Stanley Dean Witter & Co.	34,800	34,500	69,300	1,777,932		1,762,605		3,540,537
				31,642,773	14%	12,679,417	8%	44,322,190	12%
Food Products
Campbell Soup		65,300	65,300			1,752,652		1,752,652
General Mills		26,500	26,500			1,172,625		1,172,625
				—	0%	2,925,277	2%	2,925,277	1%

Pro Forma Portfolio of Investments for the Transaction
October 31, 2004 (unaudited) (continued)

			Equity Income					Equity Income
			Proforma		% of	Capital	% of	Proforma	% of
	Equity Income	Capital Income	combined	Equity Income	net	Income	net	combined	net
	Shares	Shares	Shares	Value ($)	assets	Value ($)	assets	Value ($)	assets
Healthcare Services
Caremark Rx, Inc.*(a)	30,000		30,000	899,100				899,100
HCA, Inc.(a)	40,000		40,000	1,469,200				1,469,200
Health Management Associates, Inc. (Class “A” Stock)(a)	65,000		65,000	1,342,900				1,342,900
UnitedHealth Group, Inc.	26,000		26,000	1,882,400				1,882,400
WellPoint Health Networks, Inc.*	30,900		30,900	3,017,694				3,017,694
				8,611,294	4%	—	0%	8,611,294	2%

Hotels
McDonalds Corp.		80,300	80,300	—	0%	2,340,745	2%	2,340,745	1%

Household Durables
Fortune Brands, Inc.		13,100	13,100			953,942		953,942
Newell Rubbermaid		74,500	74,500			1,606,220		1,606,220
				—	0%	2,560,162	2%	2,560,162	1%

Industrial Products
Ingersoll-Rand Co., Ltd. (Class “A” Stock)	32,500		32,500	2,224,300	1%	—	0%	2,224,300	1%

Insurance
ACE Ltd.	119,800		119,800	4,559,588				4,559,588
Allstate Corp. (The)	44,400		44,400	2,135,196				2,135,196
American International Group, Inc.	130,700		130,700	7,934,797				7,934,797
Anthem, Inc.*(a)	40,000		40,000	3,216,000				3,216,000
Axis Capital Holdings Ltd.	79,600		79,600	1,994,776				1,994,776
Chubb Corp		14,300	14,300			1,031,459		1,031,459
Marsh & McLennan Cos.		54,600	54,600			1,510,236		1,510,236
MetLife, Inc.	50,000		50,000	1,917,500				1,917,500
Safeco Corp		34,300				1,586,032		1,586,032
St. Paul Cos Inc.		47,400				1,609,704		1,609,704
UnumProvident Corp		76,400				1,043,624		1,043,624
XL Capital Ltd. (Class “A” Stock)	12,500		12,500	906,250				906,250
				22,664,107	10%	6,781,055	5%	29,445,162	8%
Machinery & Equipment
Deere & Co.	6,500		6,500	388,570	0%	—	0%	388,570	0%

Media

Disney, (Walt) Co.(a)		98,800	98,800			2,491,736		2,491,736
Dow Jones & Co., Inc.		36,700	36,700			1,623,975		1,623,975
Liberty Media Corp. (Class “A” Stock)*		180,000	180,000			1,605,600		1,605,600
Liberty Media International, Inc. (Class “A”		9,960	9,960			359,058		359,058
Stock)*
New York Times Co. (Class “A” Stock)		32,200	32,200			1,289,610		1,289,610
Time Warner, Inc.*		132,300	132,300			2,201,472		2,201,472
Viacom, Inc. (Class “B” Stock)		21,100	21,100			769,939		769,939
				—	0%	10,341,390	7%	10,341,390	3%

Medical Supplies & Equipment
Applera Corp. - Applied Biosystems Group	60,000		60,000	1,144,800				1,144,800
Beckman Coulter, Inc.	10,500		10,500	624,750				624,750
Boston Scientific Corp.*	168,400		168,400	5,944,520				5,944,520
				7,714,070	3%	—	0%	7,714,070	2%

Metals and Mining
Nucor Corp		47,500	47,500			2,005,925	1%	2,005,925	1%

Oil & Gas
Amerada Hess		25,000	25,000			2,017,750		2,017,750
Baker Hughes, Inc.	45,000		45,000	1,927,350				1,927,350
BP PLC [ADR] (United Kingdom)	65,000		65,000	3,786,250				3,786,250
Chevron Texaco		60,200	60,200			3,194,212		3,194,212
ConocoPhillips	100,000		100,000	8,431,000				8,431,000
EnCana Corp. (Canada)	32,800		32,800	1,620,320				1,620,320
Exxon Mobil Corp.	50,000	69,800	119,800	2,461,000		3,435,556		5,896,556
Kerr-McGee Corp.	34,000		34,000	2,013,480				2,013,480
Marathon Oil		15,100	15,100			575,461		575,461
Nabors Industries Ltd.*	41,100		41,100	2,018,832				2,018,832
Noble Energy, Inc.	25,000		25,000	1,450,000				1,450,000
Occidental Petroleum Corp.	37,500		37,500	2,093,625				2,093,625
Royal Dutch Petroleum Co. (Netherlands)		26,300	26,300			1,426,512		1,426,512
Total SA (ADR) (France)		31,800	31,800			3,316,104		3,316,104
				25,801,857	11%	13,965,595	9%	39,767,452	10%
Paper & Forest Products
Bowater, Inc.		32,900	32,900			1,212,036		1,212,036
International Paper Co.		52,000	52,000			2,002,520		2,002,520
				—	0%	3,214,556	2%	3,214,556	1%

Pharmaceuticals
Bristol Myers Squibb		732,100	732,100			1,715,076		1,715,076
Forest Laboratories, Inc.*	41,900		41,900	1,868,740				1,868,740
Johnson & Johnson		30,600	30,600			1,786,428		1,786,428
Merck & Co. Inc.		83,900	83,900			2,626,909		2,626,909
Pfizer, Inc.	133,200		133,200	3,856,140				3,856,140
Schering-Plough Corp		81,600	81,600			1,477,776		1,477,776
Wyeth	46,800	44,000	90,800	1,855,620		1,744,600		3,600,220
				7,580,500	3%	9,350,789	6%	16,931,289	4%
Railroads
Burlington Northern Santa Fe Corp.	50,000		50,000	2,090,500				2,090,500
CSX Corp.		54,100	54,100			1,974,650		1,974,650
Union Pacific Corp.	115,000	34,600	149,600	7,241,550		2,178,762		9,420,312
				9,332,050	4%	4,153,412	3%	13,485,462	4%

Restaurants
Wendy’s International, Inc.	33,900		33,900	1,131,243	0%	—	0%	1,131,243	0%

Retail & Merchandising
Bed Bath & Beyond, Inc.*	37,600		37,600	1,533,704				1,533,704
CVS Corp		22,500	22,500			977,850		977,850
Home Depot, Inc.	150,000	53,500	203,500	6,162,000		2,197,780		8,359,780
Lowe’s Cos., Inc.	29,600		29,600	1,665,888				1,665,888
May Department Stores		49,900	49,900			1,300,394		1,300,394
				9,361,592	4%	4,476,024	3%	13,837,616	4%
Semiconductors
Applied Materials, Inc.*(a)	42,900		42,900	690,690				690,690	0%
Texas Instruments		64,700	64,700			1,581,915		1,581,915
				690,690	0%	1,581,915	1%	2,272,605	1%
Software
Microsoft		90,900	90,900	—	0%	2,544,291	2%	2,544,291	1%

Pro Forma Portfolio of Investments for the Transaction
October 31, 2004 (unaudited) (continued)

			Equity Income					Equity Income
			Proforma		% of	Capital	% of	Proforma	% of
	Equity Income	Capital Income	combined	Equity Income	net	Income	net	combined	net
	Shares	Shares	Shares	Value ($)	assets	Value ($)	assets	Value ($)	assets
Telecommunications
ALLTEL Corp.		29,300	29,300			1,609,449		1,609,449
AT&T Corp.(a)		43,700	43,700			747,707		747,707
BellSouth Corp.	65,000		65,000	1,733,550				1,733,550
Corning, Inc.*(a)	56,300		56,300	644,636				644,636
Qwest Communications International,		346,800	346,800			1,186,056		1,186,056
Sprint Corp.		105,400	105,400			2,208,130		2,208,130
Verizon Communications, Inc.	50,000	63,800	113,800	1,955,000		2,494,580		4,449,580
				4,333,186	2%	8,245,922	5%	12,579,108	3%
Tobacco
UST, Inc.		25900	25,900	—	0%	1,066,044	1%	1,066,044	0%

Utilities
Duke Energy Corp		10900	10,900			2,475,077		2,475,077
Entergy Corp.	30,000		30,000	1,960,800				1,960,800
Exelon Corp.	50,000		50,000	1,981,000				1,981,000
NiSource		97,200				2,084,940		2,084,940
PPL Corp.	37,500		37,500	1,950,000				1,950,000
FirstEnergy Corp.		47,500	47,500			1,963,175		1,963,175
TXU Corp.(a)		11,000	11,000			673,420		673,420
				5,891,800	3%	7,196,612	5%	13,088,412	3%

TOTAL COMMON STOCK
Market Value				230,496,854	99%	149,869,918	99%	380,366,772	99%

Cost - Long term securities				(191,454,376)		(144,676,278)		(336,130,654)

SHORT-TERM INVESTMENTS
Certificates of Deposit

	Principal Amount	Principal Amount	Principal Amount
	(000’s)	(000’s)	(000’s)
Banco Santander
PR 1.815%, 11/08/04(b)( c)		1,215	1,215			1,214,385		1,214,385
Canadian Imperial Bank of Commerce
1.72%, 05/25/05 (b)	1,985		1,985	1,984,322				1,984,322
CS First Boston
1.79%, 11/10/04(b)		6,000	6,000			5,999,814		5,999,814
Eurohypo AG
1.88%, 11/22/04(b)	526	2,315	2,841	525,895		2,314,830		2,840,725
Societe Generale
1.827%, 11/15/04(b)	1,361		1,361	1,355,825				1,355,825

				3,866,042	2%	9,529,029	6%	13,395,071	3%

Commercial Paper
Crown Point Capital Company
1.80%, 11/05/04 (b)		1,945	1,945			1,942,438		1,942,438
Victory Receivables Corp
1.80%, 11/05/04 (b)		1875	1,875			1,872,366		1,872,366

						3,814,804	3%	3,814,804	1%
Corporate Obligations – 1.6%

Bear Stearns
1.905%, 11/01/04 (b)( c)		4,847	4,847			4,847,413		4,847,413
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)( c)	48	5,065	5,113	47,613		5,065,168		5,112,781
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)( c)	284	3,234	3,518	284,441		3,233,950		3,518,391
Morgan Stanley
1.955%, 11/01/04(b)( c)	110		110	110,031				110,031
Natexis Banque NY
1.922%, 11/01/04(b)( c)	1,013	686	1,699	1,013,035		685,773		1,698,808
1.975%, 11/01/04(b)( c)	942	4,551	5,493	941,312		4,550,197		5,491,509
Sedna Finance Corporation
1.84%, 11/01/04(b)( c)	25		25	24,544				24,544
Societe Generale
1.95%, 11/01/04(b)( c)		19	19			19,149		19,149
Swedbank NY
1.83%, 11/15/04(b)( c)	1,454		1,454	1,453,832				1,453,832
				3,874,808	2%	18,401,650	12%	22,276,458	6%

Time Deposit – 0.2%
Citibank
1.76%, 11/01/04 (b)	377	1696	2,073	376,803	0%	1,695,943	1%	2,072,746	1%

Non-Registered Investment Company – 0.0%

	Shares
BlackRock Institutional Money Market Trust (b)(d)	95,912	6,605,502	6,701,414	95,912	0%	6,605,502	4%	6,701,414	2%

Registered Investment Company
BlackRock Provident Institutional Funds TempCash Portfolio (d)		724,558	724,558			724,558		724,558

TOTAL SHORT-TERM INVESTMENTS				8,213,565	4%	40,771,486	27%	48,985,051	13%
Total Investments
				238,710,419	102%	190,641,404	127%	429,351,823	112%
Liabilities in Excess of Other Assets				(5,690,096)	-2%	(39,997,042)	-27%	(45,687,138)	-12%
Net Assets				233,020,323	100%	150,644,362	100%	383,664,685	100%

Total Investments at Cost				(199,667,942)		(185,447,764)		(385,115,706)

The following annotations are used throughout the Pro forma schedule of investments.

*                                       Non-income producing security.

(a)                                  Portion of securities on loan with an aggregate market value of $46,480,328 (Capital Income $38,483,499; Equity Income $7,996,829); cash collateral of $48,260,493 (Capital Income: $40,046,928; Equity Income: $8,213,565) (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)                                 Represents security purchased with cash collateral for securities on loan.

(c)                                  Indicates a variable rate security.  The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

(d)                                 Security available for institutional investors only.

The following abbrevation is used throughout the Schedule of Investments:

ADR                     American Depository Receipt.

None of investments must be sold as a result of the Transaction.

See Notes to Proforma Financial Statements.

Pro Forma Statements of Assets and Liabilities for the Transaction
October 31, 2004 (unaudited)

	STRATEGIC	STRATEGIC			STRATEGIC
	PARTNERS	PARTNERS			PARTNERS
	EQUITY	CAPITAL		Pro forma	EQUITY
	INCOME	INCOME	Combined	adjustments	INCOME
	FUND	FUND	amounts	for merger	FUND
					(Unaudited)

ASSETS:
Investments at Value (A), Including Securities on Loan (B)	$238,710,419	$190,641,404	429,351,823	—	429,351,823
Cash	116,960	—	116,960	—	116,960
Receivable For:			—		—
Securities Sold	4,900,513	904,762	5,805,275	—	5,805,275
Dividends and Interest	344,218	264,343	608,561	—	608,561
Futures Variation Margin	—	—	—		—
Fund Shares Sold	68,227	49,093	117,320	—	117,320
Receivable from Investment Manager	31,918	16,047	47,965	—	47,965
Prepaid Expenses	21,057	8,268	29,325	—	29,325

Total Assets	244,193,312	191,883,917	436,077,229	—	436,077,229

LIABILITIES:
Payable to Custodian	1,000,000	—	1,000,000	—	1,000,000
Payable to Broker for Collateral for Securities on Loan	8,213,565	40,046,928	48,260,493	—	48,260,493
Payable For:	—	—	—
Securities Purchased	1,197,623	307,207	1,504,830	—	1,504,830
Fund Shares Redeemed	255,251	495,484	750,735	—	750,735
Futures Variation Margin	—	—	—	—	—
Distribution Fees	174,210	115,288	289,498	—	289,498
Deferred Directors’ Fees	8,436	12,674	21,110	—	21,110
Accrued Expenses and Other Liabilities	323,904	261,974	585,878	—	585,878

Total Liabilities	11,172,989	41,239,555	52,412,544	—	52,412,544

NET ASSETS	$233,020,323	$150,644,362	383,664,685		383,664,685

COMPONENTS OF NET ASSETS
Common Stock, at $0.001 Par Value	$18,358	$12,471	30,829	(597)	30,232
Paid-In Capital in Excess of Par	249,720,093	186,031,610	435,751,703	597	435,752,300

	249,738,451	186,044,081	435,782,532		435,782,532
Undistributed Net Investment Income (Loss)	(8,436)	(12,674)	(21,110)		(21,110)
Accumulated Net Realized Gain (Loss) on Investments	(55,752,169)	(40,580,685)	(96,332,854)		(96,332,854)
Net Unrealized Appreciation (Depreciation) on Investments	39,042,477	5,193,640	44,236,117		44,236,117

NET ASSETS	$233,020,323	$150,644,362	383,664,685		383,664,685

(A) Investments at Cost	$199,667,942	$185,447,764	385,115,706	385,115,706

(B) Securities on Loan at Value	$7,996,829	$38,483,499	46,480,328	46,480,328

See Notes to Pro-forma Financial Statements.

Pro Forma Statements of Assets and Liabilities for the Transaction
October 31, 2004 (unaudited) (continued)

	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS CAPITAL INCOME FUND	Combined amounts	Proforma adjustments for merger	Proforma STRATEGIC PARTNERS EQUITY INCOME FUND
NET ASSET VALUE:
Class A: Net Assets	$9,031,508	$2,911,509	$11,943,017		$11,943,017

Shares Outstanding	695,274	240,542	935,816	(16,407)	919,409

Net Asset Value and Redemption Price Per Share	$12.99	$12.10			12.99

Maximum Sales Charge	5.50	5.50			5.50

Offering Price Per Share*	$13.75	$12.80			$13.75

Class B: Net Assets	$1,060,817	$390,771	$1,451,588		$1,451,588

Shares Outstanding	83,989	32,357	116,346	(1,417)	114,929

Net Asset Value, Offering and Redemption Price Per Share	$12.63	$12.08			12.63

Class C: Net Assets	$42,450,287	$26,559,267	$69,009,554		$69,009,554

Shares Outstanding	3,365,472	2,199,243	5,564,715	(93,036)	5,471,679

Net Asset Value, Offering and Redemption Price Per Share	$12.61	$12.08			12.61

Class L: Net Assets	$41,796,140	$26,485,975	$68,282,115		$68,282,115

Shares Outstanding	3,225,987	2,191,857	5,417,844	(148,186)	5,269,658

Net Asset Value and Redemption Price Per Share	$12.96	$12.08			12.96

Class M: Net Assets	$110,231,061	$73,296,867	$183,527,928		$183,527,928

Shares Outstanding	8,730,900	6,067,605	14,798,505	(264,211)	14,534,294

Net Asset Value and Redemption Price Per Share	$12.63	$12.08			12.63

Class X: Net Assets	$28,450,510	$20,999,973	$49,450,483		$49,450,483

Shares Outstanding	2,256,774	1,740,258	3,997,032	(74,915)	3,922,117

Net Asset Value, Offering and Redemption Price Per Share	$12.61	$12.07			12.61

* On sales of $25,000 or more, the offering price of Class A shares is reduced.

See Notes to Pro-forma Financial Statements.

Pro Forma Statement of Operations for the Transaction
October 31, 2004 (unaudited)

	Strategic Partners Equity Fund	STRATEGIC PARTNERS CAPITAL INCOME FUND	Combined amounts	Pro forma adjustments		Pro forma Strategic Partners Equity Fund
INVESTMENT INCOME:
Interest	$—	$512,203	$512,203	—		$512,203
Dividends	4,803,960	2,509,042	7,313,002	—		7,313,002
Income from Securities Loaned, Net	12,671	24,037	36,708	—		36,708
Foreign Taxes Withheld	(15,320)	(3,500)	(18,820)	—		(18,820)
			—			—
			—			—
Total Income	4,801,311	3,041,782	7,843,093	—		7,843,093
			—			—

EXPENSES:
Advisory Fees	2,565,574	1,312,443	3,878,017	437,481	(a)	4,315,498
Distribution Fees — Class A	8,206	2,867	11,073	—		11,073
Distribution Fees — Class B	3,597	1,278	4,875	—		4,875
Distribution Fees — Class C	506,376	328,288	834,664	—		834,664
Distribution Fees — Class L	262,720	163,698	426,418	—		426,418
Distribution Fees — Class M	1,198,512	844,100	2,042,612	—		2,042,612
Distribution Fees — Class X	300,642	237,571	538,213	—		538,213
Transfer Agent’s Fees and Expenses	926,000	655,000	1,581,000	—		1,581,000
Administration and Accounting Fees	175,000	145,000	320,000	—		320,000
Custodian Fees and Expenses	8,000	11,000	19,000	—		19,000
Audit and Legal Fees	49,000	42,000	91,000	(42,000	)(b)	49,000
Directors’ Fees	10,000	9,000	19,000	(7,000	)(b)	12,000
Registration Fees	56,000	57,000	113,000	(38,000	)(b)	75,000
Interest Expense	797	1,168	1,965	—		1,965
Reports to Shareholders	120,000	90,000	210,000	(40,000	)(b)	170,000
Miscellaneous	18,935	13,050	31,985	(6,985	)(b)	25,000
			—			—
			—			—
Total Expenses	6,209,359	3,913,463	10,122,822	303,496		10,426,318
Less: Advisory Fee Waivers and Expense Reimbursements	(976,527)	(287,080)	(1,263,607)	(342,033	)(c)	(1,605,640)
			—			—
			—			—
Net Expenses	5,232,832	3,626,383	8,859,215	(38,537)		8,820,678
			—			—
			—			—
Net Investment Loss	(431,521)	(584,601)	(1,016,122)	—		(1,016,122)
			—			—
			—			—
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:			—			—
Net Realized Gain (Loss) on:			—			—
Investments	13,473,630	7,747,905	21,221,535	—		21,221,535
Futures	21,512	—	21,512	—		21,512

	13,495,142	7,747,905	21,243,047	—		21,243,047

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	9,259,414	(1,869,096)	7,390,318	—		7,390,318

	9,259,414	(1,869,096)	7,390,318	—		7,390,318

Net Gain Loss on Investments	22,754,556	5,878,809	28,633,365	—		28,633,365

Net Increase in Net Assets Resulting from Operations	$22,323,035	$5,294,208	27,617,243	—		27,617,243

(a)  Adjustment to reflect additional fees applicable based on the rate applicable to SP Equity Income (the acquiring fund)

(b)  Reflects adjustment for elimination of duplicative expenses and or reduction in expenses due to economies of scale arising from the merger.

( c)  Adjustment to reflect accrual of additional susbsidies to conform to SP Equity Income (the acquiring fund) funds rate.

See Notes to Pro-forma Financial Statements.

Notes to Pro-Forma Financial Statements for the Transaction

October 31, 2004 (unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at October 31, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended October 31, 2004, reflect the accounts of Strategic Partners Equity Income Fund (the “acquiring fund”) and Strategic Partners Capital Income Fund (the “target fund”), each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Capital Income Fund in exchange for shares in Strategic Partners Equity Income Fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Strategic Partners Equity Income Fund, which would have been issued on October 31, 2004, in connection with the proposed reorganization.  Shareholders of Strategic Partners Capital Income Fund would become shareholders of Strategic Partners Equity Income Fund, receiving shares of Strategic Partners Equity Income Fund equal to the value of their holdings in Strategic Partners Capital Income Fund. The amount of additional shares assumed to be issued has been calculated based on the October 31, 2004 total net assets of Strategic Partners Capital Income Fund and the net asset value per share of Strategic Partners Equity Income Fund, as follows:

Strategic Partners Equity Income Fund		Net Assets of Strategic Partners Capital Income Fund for which new shares were issued	Net Asset Value Per Share of Equity Income Fund at which shares issued
Additional Shares Issued		10/31/04	10/31/04
Class A	224,135	$2,911,509	$12.99
Class B	30,940	$390,771	$12.63
Class C	2,106,207	$26,559,267	$12.61
Class L	2,043,671	$26,485,975	$12.96
Class M	5,803,394	$73,296,867	$12.63
Class X	1,665,343	$20,999,973	$12.61

3.              Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategic Partners Managed Equity Income Fund at the combined level of average net assets for the year ended October 31, 2004.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price.  Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which primary market maker is believed by Prudential Investments (as “Manager”), in consultation with the sub-adviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s market and before the funds normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.  Short term securities, which mature in sixty days or less, are valued at amortized cost.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the pro-forma financial statement. Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, both the target and the acquiring fund is treated as a separate taxpaying entity.  It is each fund’s policy to continue to meet the requirement of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Strategic Partners had a capital loss carry forward of 40,516,527as of October 31, 2004, which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.  Strategic Partners Equity Income Fund has a capital loss carry forward of 53,934,612 as of October 31, 2004.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

FORM N-14

PART C

OTHER INFORMATION

Item 15.  Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation.  With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article EIGHTH, Paragraph (a)(5) of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-laws, both incorporated by reference which require the Registrant to indemnify its officers and directors to the fullest extent permitted by Maryland law.  Maryland law permits indemnification of officers and directors against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active or deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.  Pursuant to Article EIGHTH, Paragraph (a)(6) of the Registrant’s Articles of Incorporation, directors and officers of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages, to the extent permitted by law (including the Maryland General Corporation Law and the Investment Company Act of 1940).  Under Maryland law, such limitation on liability will not apply to (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

The following exhibits are incorporated by reference to the previously filed document indicated below, except as otherwise noted below:

(1)                                  Copies of the charter of the Registrant as now in effect;

(A)                              Articles of Incorporation of Registrant previously filed with the Registration Statement filed on Form N-1A on March 10, 1997.

(B)                                Articles of Amendment of Registrant dated July 3, 1997 previously filed with Pre-Effective Amendment No. 3 to Registration Statement filed on Form N-1A on July 11, 1997.

(C)                                Articles of Amendment of Registrant dated July 17, 1997 previously filed with Post-Effective Amendment No. 1 to Registration Statement filed on Form N-1A on October 17, 1997.

(D)                               Articles Supplementary of Registrant dated December 29, 1997 previously filed with Post-Effective Amendment No. 3 to Registration Statement filed on Form N-1A on June 5, 1998.

(E)                                 Articles Supplementary of Registrant dated August 14, 1998 previously filed with Post-Effective Amendment No. 5 to Registration Statement filed on Form N-1A on December 31, 1998.

(F)                                 Articles Supplementary of Registrant dated December 16, 1998 previously filed with Post-Effective Amendment No. 5 to Registration Statement filed on Form N-1A on December 31, 1998.

(G)                                Articles Supplementary of Registrant dated September 23, 1999 previously filed with Post-Effective Amendment No. 8 to Registration Statement filed on Form N-1A on October 18, 1999.

(H)                               Articles Supplementary of Registrant dated February 14, 2000 previously filed with Post-Effective Amendment No. 10 to Registration Statement filed on Form N-1A on March 2, 2000.

(I)                                    Articles Supplementary of Registrant dated April 28, 2000 previously filed with Post-Effective Amendment No. 12 to Registration Statement filed on Form N-1A on August 22, 2000.

(J)                                   Articles Supplementary of Registrant dated September 8, 2000 previously filed with Post-Effective Amendment No. 13 to Registration Statement filed on Form N-1A on December 15, 2000.

(K)                               Articles of Amendment of Registrant dated September 8, 2000 previously filed with Post-Effective Amendment No. 14 to Registration Statement filed on Form N-1A on March 1, 2001.

(L)                                 Articles Supplementary of Registrant dated February 27, 2001 previously filed with Post-Effective Amendment No. 14 to Registration Statement filed on Form N-1A on March 1, 2001.

(M)                            Articles of Amendment of Registrant dated February 27, 2001 previously filed with Post-Effective Amendment No. 14 to Registration Statement filed on Form N-1A on March 1, 2001.

(N)                               Articles of Amendment of Registrant dated September 7, 2001 previously filed with Post-Effective Amendment No. 16 to Registration Statement filed on Form N-1A on September 14, 2001.

(O)                               Articles of Amendment of Registrant dated November 30, 2001 previously filed with Post-Effective Amendment No. 18 to Registration Statement filed on Form N-1A on December 10, 2001.

(P)                                 Articles Supplementary of Registrant dated February 26, 2002 previously filed with Post-Effective Amendment No. 20 to Registration Statement filed on Form N-1A on March 1, 2002.

(Q)                               Articles of Amendment of Registrant dated April 24, 2002 previously filed with Post-Effective Amendment No. 22 to Registration Statement filed on Form N-1A on April 30, 2002.

(R)                                Articles of Amendment of Registrant dated June 24, 2002 previously filed with Post-Effective Amendment No. 23 to Registration Statement filed on Form N-1A on December 26, 2002.

(S)                                 Articles of Amendment of Registrant dated November 12, 2002 previously filed with Post-Effective Amendment No. No. 23 to Registration Statement filed on Form N-1A on December 26, 2002.

(T)                                Articles of Amendment of Registrant dated December 9, 2003 previously filed with Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A on December 29, 2003.

(U)                               Articles Supplementary of Registrant, dated January 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(V)                                Articles of Amendment of Registrant, dated January 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(W)                           Certificate of Correction of Registrant, dated February 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(X)                               Certificate of Correction of Registrant, dated February 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(Y)                                Certificate of Correction of Registrant, dated February 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(Z)                                Certificate of Correction of Registrant, dated February 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(AA)                    Certificate of Correction of Registrant, dated February 27, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(BB)                        Articles of Amendment of Registrant, dated May 10, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(CC)                        Articles Supplementary of Registrant, dated September 10, 2004, previously filed with the Registration Statement on Form N-14 filed on October 14, 2004.

(DD)                      Certificate of Correction of Registrant dated March 31, 2005, previously filed with the Registrant’s Registration Statement on Form N-14 filed on April 26, 2005.

(2)                                  Copies of the existing by-laws or corresponding instruments of the Registrant;

(A)                              By-laws for the Registrant previously filed with Post-Effective Amendment No. 29 to Registration Statement filed on Form N-1A on December 23, 2004.

(3)                                  Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

Not Applicable

(4)                                  Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(A)                                          The Plan of Reorganization is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement.

(5)                                  Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

(A)                              Articles of Incorporation of Registrant previously filed with the Registration Statement filed on Form N-1A on March 10, 1997, Articles of Amendment and Articles Supplementary of Registrant filed with Pre-Effective Amendment No. 3 and Post-Effective Amendments No. 1, 3, 5, 8, 10, 12, 13, 14, 16, 18, 20, 22, 23 and 26 to the Registration Statement on Form N-1A on July 11, 1997, October 17, 1997, June 5, 1998, December 31, 1998, October 18, 1999, March 2, 2000, August 22, 2000, December 15, 2000, March 1, 2001, September 14, 2001, December 10, 2001, March 1, 2002, April 30, 2002, December 26, 2002 and December 29, 2003, respectively, Articles of Amendment and Articles Supplementary of the Registrant filed herewith, and By-laws of the Registrant filed with Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A on December 23, 2004.

(6)                                  Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(A)                              Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various funds of the Registrant.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(B)                                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the ASAF William Blair International Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(C)                                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the Strategic Partners High Yield Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

(D)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and The Dreyfus Corporation for the Strategic Partners Technology Fund.   Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

(E)                                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the ASAF DeAM Small-Cap Capital Income Fund.  Incorporated by reference to Post-Effective

Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(F)                                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(G)                                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Mid-Cap Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(H)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(I)                                    Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the Strategic Partners Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

(J)(i)                        Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(J) (ii)                  Assignment of Sub-advisory Agreement to A I M Capital Management, Inc.  Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

(K)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(L)                                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management LLC for the ASAF Marsico Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(M)                            Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Concentrated Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(N)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(O)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Managed Index 500 Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(P)                                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(Q)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(R)                                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Capital Income Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(S)                                 Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(T)                                Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the ASAF PIMCO Total Return Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(U)                               Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Wells Capital Management Company, Inc. for the ASAF Money Market Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

(V)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the Strategic Partners Small Cap Growth Opportunity Fund. Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A as filed with the Commission on March 1, 2005.

(7)                                  Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(A)                              Form of Amended and Restated Underwriting and Distribution Agreement between Registrant and American Skandia Marketing, Incorporated was previously filed with Post-Effective Amendment No. 25 to Registration Statement filed on Form N-1A on May 9, 2003.

(B)                                Form of Sales Agreement between Registrant and American Skandia Marketing, Incorporated was previously filed with Pre-Effective Amendment No. 3 to Registration Statement filed on Form N-1A on July 11, 1997.

(8)                                  Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

(A)                              Form of Deferred Compensation Plan was previously filed with Post-Effective Amendment No. 10 to Registration Statement filed on Form N-1A on March 2, 2000.

(B)                                Form of Amendment to Deferred Compensation Plan was previously filed with Post-Effective Amendment No. 25 to Registration Statement filed on Form N-1A on May 9, 2003.

(9)                                  Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

(A)                              Form of Custody Agreement between Registrant and PNC Bank was previously filed with Pre-Effective Amendment No. 2 to Registration Statement filed on Form N-1A on June 4, 1997.

(B)                                Form of Custody Agreement between Registrant and Morgan Stanley Trust Company was previously filed with Pre-Effective Amendment No. 2 to Registration Statement filed on Form N-1A on June 4, 1997.

(C)                                Form of Amendment to Custody Agreement between Registrant and PNC Bank was previously filed with Post-Effective Amendment No. 3 to Registration Statement filed on Form N-1A on June 5, 1998.

(D)                               Form of Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank was previously filed with Post-Effective Amendment No. 15 to Registration Statement filed on Form N-1A on July 17, 2001.

(E)                                 Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company previously filed with Post-Effective Amendment No. 10 to Registration Statement filed on Form N-1A on March 2, 2000.

(10)                            Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s directors describing any action taken to revoke the plan;

(A)                                          Form of Distribution and Service Plan for Class A Shares was previously filed with the Registration Statement filed on Form N-14 on October 14, 2004.

(B)                                            Form of Distribution and Service Plan for Class B Shares was previously filed with the Registration Statement filed on Form N-14 on October 14, 2004.

(C)                                            Form of Distribution and Service Plan for Class C Shares was previously filed with Pre-Effective Amendment No. 2 to Registration Statement filed on Form N-1A on June 4, 1997.

(D)                                           Form of Distribution and Service Plan for Class X Shares was previously filed with Pre-Effective Amendment No. 2 to Registration Statement filed on Form N-1A on June 4, 1997.

(E)                                             Form of Distribution and Service Plan for New Class X Shares was previously filed with Post-Effective Amendment No. 24 to Registration Statement filed on Form N-1A on February 28, 2003.

(F)                                             Form of Distribution and Service Plan for Class L Shares was previously filed with the Registration Statement filed on Form N-14 on October 14, 2004.

(G)                                            Form of Distribution and Service Plan for Class M Shares was previously filed with the Registration Statement filed on Form N-14 on October 14, 2004.

(H)                                           Form of Rule 18f-3 Plan is attached was previously filed with the Registration Statement filed on Form N-14 on October 14, 2004.

(11)                            Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable.  Attached hereto.

(12)                            An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(A)                              Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders. To be filed by subsequent amendment.

(13)                            Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(A)                              Form of Administration Agreement between Registrant and PFPC Inc. was previously filed with Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A on June 4, 1997.

(B)                                Form of Transfer Agency and Service Agreement between Registrant and American Skandia Fund Services, Inc. was previously filed with Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A on October 11, 2001.

(C)                                Form of Sub-transfer Agency and Service Agreement between American Skandia Fund Services, Inc. and Boston Financial Data Services, Inc. was previously filed with Post-Effective Amendment No. 18 to the Registration Statement filed on Form N-1A on December 10, 2001.

(D)                               Form of Administration Agreement between Registrant and American Skandia Investment Services, Incorporated was previously filed with Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A on August 22, 2000.

(14)                            Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(A)          Consent of KPMG LLP, independent registered public accounting firm for Strategic Partners Equity Income Fund, a series of Strategic Partners Mutual Funds, Inc., is attached as Exhibit (14)(A).

(B)           Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Capital Income Fund, a series of Strategic Partners Mutual Funds, Inc., is attached as Exhibit (14)(B).

(15)                            All financial statements omitted pursuant to Items 14(a)(1);

Not Applicable

(16)                            Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(A)                                    Power of Attorney dated March 2, 2005, previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2005.

(B)                                      Power of Attorney dated March 2, 2005, previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2005.

(17)                            Any additional exhibits which the registrant may wish to file.

(A)            Form of voting instruction card is attached as Exhibit(17)(A).

(B)             Form of proxy solicitation material being sent to shareholders, previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A filed on April 26, 2005.

Item 17.  Undertakings

(a)                                  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)                                  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Shelton and State of Connecticut, on the 23rd day of May, 2005.

Strategic Partners Mutual Funds, Inc.
(Registrant)

By:	/s/Deborah A. Docs
Deborah A. Docs
Assistant Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Judy A. Rice*	Director and President (Principal
Judy A. Rice	Executive Officer)

/s/Grace C. Torres	Treasurer (Principal
Grace C. Torres	Financial and Accounting
Officer)

/s/ Linda W. Bynoe*	Director
Linda W. Bynoe

/s/David E.A. Carson*	Director
David E.A. Carson

/s/Robert E. La Blanc*	Director
Robert E. La Blanc

/s/Douglas H. McCorkindale*	Director
Douglas H. McCorkindale

/s/Richard A. Redeker*	Director
Richard A. Redeker

/s/Robin B. Smith*	Director
Robin B. Smith

/s/Stephen G. Stoneburn*	Director
Stephen G. Stoneburn

/s/Clay T. Whitehead*	Director
Clay T. Whitehead

/c/Robert F. Gunia*	Director
Robert F. Gunia

*By:	/s/Deborah A. Docs	May 23, 2005
Deborah A. Docs

*Pursuant to Powers of Attorney previously filed on April 26, 2004.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
(1)(A)	Articles of Incorporation of Registrant	*
(1)(B)	Articles of Amendment of Registrant dated July 3, 1997	*
(1)(C)	Articles of Amendment of Registrant dated July 17, 1997	*
(1)(D)	Articles Supplementary of Registrant dated December 29, 1997	*
(1)(E)	Articles Supplementary of Registrant dated August 14, 1998	*
(1)(F)	Articles Supplementary of Registrant dated December 16, 1998
(1)(G)	Articles Supplementary of Registrant dated September 23, 1999	*
(1)(H)	Articles Supplementary of Registrant dated February 14, 2000	*
(1)(I)	Articles Supplementary of Registrant dated April 28, 2000	*
(1)(J)	Articles Supplementary of Registrant dated September 8, 2000	*
(1)(K)	Articles of Amendment of Registrant dated September 8, 2000	*
(1)(L)	Articles Supplementary of Registrant dated February 27, 2001	*
(1)(M)	Articles of Amendment of Registrant dated February 27, 2001	*
(1)(N)	Articles of Amendment of Registrant dated September 7, 2001	*
(1)(O)	Articles of Amendment of Registrant dated November 30, 2001	*
(1)(P)	Articles Supplementary of Registrant dated February 26, 2002	*
(1)(Q)	Articles of Amendment of Registrant dated April 24, 2002	*
(1)(R)	Articles of Amendment of Registrant dated June 24, 2002	*
(1)(S)	Articles of Amendment of Registrant dated November 12, 2002	*
(1)(T)	Articles of Amendment of Registrant dated December 19, 2003	*
(1)(U)	Articles Supplementary of Registrant dated January 27, 2004	*
(1)(V)	Articles of Amendment of Registrant dated January 27, 2004	*
(1)(W)	Certificate of Correction of Registrant dated February 27, 2004	*
(1)X)	Certificate of Correction of Registrant dated February 27, 2004	*
(1)(Y)	Certificate of Correction of Registrant dated February 27, 2004	*
(1)(Z)	Certificate of Correction of Registrant dated February 27, 2004	*

(1)(AA)	Certificate of Correction of Registrant dated February 27, 2004	*
(1)(BB)	Articles of Amendment of Registrant dated May 10, 2004	*
(1)(CC)	Articles Supplementary of Registrant dated September 10, 2004,	*
(1)(DD)	Certificate of Correction of Registrant dated March 31, 2005.	*
(2)(A)	By-laws for the Registrant	*
(6)(A)	Form of Investment Management Agreement between Registrant and each of Prudential Investments LLC and American Skandia Investment Services, Incorporated for each Portfolio	*
(6)(B)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the ASAF William Blair International Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(C)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management, L.P. for the Strategic Partners High Yield Bond Fund. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

*
(6)(D)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and The Dreyfus Corporation for the Strategic Partners Technology Fund.Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

*
(6)(E)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the ASAF DeAM Small-Cap Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(F)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and GAMCO Investors, Inc. for the ASAF Gabelli Small-Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(G)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the ASAF Goldman Sachs Mid-Cap Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(H)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management Inc. for the ASAF Neuberger Berman Mid-Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(I)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the Strategic Partners Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

*

(6)(J)(i)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Health Sciences Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(J)(ii)

Assignment of Sub-advisory Agreement to A I M Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N1-A as filed with the Commission on December 23, 2004.

(6)(K)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(L)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management LLC for the ASAF Marsico Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(M)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management LLC for the ASAF Marsico Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(N)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Core Value Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(O)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the ASAF Sanford Bernstein Managed Index 500 Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(P)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the ASAF Alliance Growth and Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(Q)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the ASAF MFS Growth with Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(R)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO Capital Income Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(S)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*

(6)(T)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company LLC for the ASAF PIMCO Total Return Bond Fund.  Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

*
(6)(U)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Wells Capital Management Company, Inc. for the ASAF Money Market Fund. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 9, 2003.

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(6)(V)

Form of Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the Strategic Partners Small Cap Growth Opportunity Fund.

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(7)(A)	Form of Amended and Restated Underwriting and Distribution Agreement between Registrant and American Skandia Marketing, Incorporated	*
(7)(B)	Form of Sales Agreement between Registrant and American Skandia Marketing, Incorporated	*
(8)(A)	Form of Deferred Compensation Plan	*
(8)(B)	Form of Amendment to Deferred Compensation Plan	*
(9)(A)	Form of Custody Agreement between Registrant and PNC Bank	*
(9)(B)	Form of Custody Agreement between Registrant and Morgan Stanley Trust Company	*
(9)(C)	Form of Amendment to Custody Agreement between Registrant and PNC Bank	*
(9)(D)	Form of Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank	*
(9)(E)	Form of Amendment to Custody Agreement between Registrant and PFPC Trust Company	*
(10)(A)	Form of Distribution and Service Plan for Class A Shares	*
(10)(B)	Form of Distribution and Service Plan for Class B Shares	*
(10)(C)	Form of Distribution and Service Plan for Class C Shares	*
(10)(D)	Form of Distribution and Service Plan for Class X Shares	*
(10)(E)	Form of Distribution and Service Plan for New Class X Shares	*
(10)(F)	Form of Distribution and Service Plan for Class L Shares	*
(10)(G)	Form of Distribution and Service Plan for Class M Shares	*
(10)(H)	Form of Rule 18f-3 Plan	*
(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP	Attached
(12)(A)	Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders	To be filed by subsequent amendment
(13)(A)	Form of Administration Agreement between Registrant and PFPC Inc.	*

(13)(B)	Form of Transfer Agency and Service Agreement between Registrant and American Skandia Fund Services, Inc.	*
(13)(C)	Form of Sub-transfer Agency and Service Agreement between American Skandia Fund Services, Inc. and Boston Financial Data Services, Inc.	*
(13)(D)	Form of Administration Agreement between Registrant and American Skandia Investment Services, Incorporated	*
(14)(A)	Consent of KPMG LLP, independent registered public accounting firm	Attached
(14)(B)	Consent of KPMG LLP, independent registered public accounting firm	Attached
(16)(A)	Power of Attorney	*
(16)(B)	Power of Attorney	*
(17)(A)	Form of voting instruction card	Attached
(17)(B)	Form of proxy solicitation material being sent to shareholders	*